Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Schedule of Components of Property, Plant and Equipment

The following table provides the components of Property, plant and equipment:
	Useful Lives	As of December 31,
(MILLIONS OF DOLLARS)	(Years)	2019	2018
Land	-	$516	$500
Buildings	33-50	10,068	9,920
Machinery and equipment	8-20	12,281	11,871
Furniture, fixtures and other	3-12 1/2	4,930	4,693
Construction in progress	-	2,960	2,992
		30,756	29,977
Less: Accumulated depreciation		16,789	16,591
Property, plant and equipment(a)		$13,967	$13,385
(a)
The increase in total property, plant and equipment is mainly due to capital additions, partially offset by depreciation, reductions due to asset impairments largely associated with cost reduction initiatives not associated with acquisitions (see Note 3), and the impact of foreign exchange.